UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 20, 2011

Date of Report (Date of earliest event reported)

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-32877	04-3562325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of principal executive offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Exhibit 10.2 to our Form 10-Q Quarterly Report filed on November 10, 2011, is a copy of our Collaboration, Supply, Marketing and Distribution Agreement with Procaps S.A. (the “Agreement”) that was redacted to omit certain information as to which we requested confidential treatment from the Securities and Exchange Commission. Attached as Exhibit 10.2 to this report is the same document except that in Section 18 thereof we have restored information as to the term of the Agreement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.2. Collaboration, Supply, Marketing and Distribution Agreement between Galectin Therapeutics Inc. and Procaps S.A. dated as of October 18, 2011 (subject to an application requesting confidential treatment of the portions indicated by [****] submitted to the Secretary of the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

By:	/s/ Anthony D. Squeglia
Anthony D. Squeglia Chief Financial Officer

Date: December 20, 2011

Exhibit Index

Exhibit No.:

10.2. Collaboration, Supply, Marketing and Distribution Agreement between Galectin Therapeutics Inc. and Procaps S.A. dated as of October 18, 2011 (subject to an application requesting confidential treatment of the portions indicated by [****] submitted to the Secretary of the Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended)